                                                                    Exhibit 24.3

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENT, that I, Song-Yi Zhang, hereby make, constitute and appoint each of J. Nick Riehle and Teresa Bair, acting individually, as my agent and attorney-in-fact for the purpose of executing in my name, (a) in my personal capacity or (b) in my capacity as Director of
Beansprouts Limited, a British Virgin Islands company, and each of the affiliates or entities advised or controlled by me, including Mandra Medical
Limited and Mandra Health Limited, all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement relating to the acquisition, ownership, management or disposition of securities, futures contracts or other investments, and any other documents relating or ancillary thereto, including, without limitation, all documents relating to filings with the United States Securities and Exchange Commission
(the "SEC") pursuant to the Securities Act of 1933, as amended, or the
Securities Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder, including, without limitation: (1) all documents relating to the beneficial ownership of securities required to be filed with the SEC pursuant to Section 13(d) or Section 16(a) of the Act, including, without limitation: (a) any acquisition statements on Schedule 13D or
Schedule 13G and any amendments thereto, (b) any joint filing agreements pursuant to Rule 13d-1(K), and (c) any initial statements of, or statements of changes in, beneficial ownership of securities on Form 3, Form 4 or Form 5 and
(2) any information statements on Form 13F required to be filed with the SEC pursuant to Section 13(f) of the Act.

        All past acts of this attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

        This Power of Attorney shall remain in effect until revoked, in writing, by the undersigned.

        IN WITNESS WHEREOF the undersigned has caused this Power of Attorney to be executed as of this 9th day of June, 2017.

                                        /s/ Song-Yi ZHANG
                                        ----------------------------------------
                                        Name : Song-Yi ZHANG
                                                  Director